EXHIBIT 4.a.3
_____________________________________________________________________________



                           SERIES SUPPLEMENT 1996-A1

                              Dated June 11, 1996


                                    Between

                      STATE STREET BANK AND TRUST COMPANY
                            as Pass Through Trustee,

                                      and

                          FEDERAL EXPRESS CORPORATION

                                      to

                         PASS THROUGH TRUST AGREEMENT
                         Dated as of February 1, 1993
                 As Amended and Restated as of October 1, 1995


                                 $165,317,000

                          Federal Express Corporation
                          Pass Through Trust, 1996-A1

                          Federal Express Corporation
                        1996 Pass Through Certificates,
                                   Series A1


_____________________________________________________________________________



                               TABLE OF CONTENTS


                                                                        Page


RECITALS.............................................................     1

                                   ARTICLE I

                              CERTAIN DEFINITIONS

                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

         SECTION 2.01.  Designations; Aggregate Amount...................  4
         SECTION 2.02.  Declaration of Trust; Authorization..............  5
         SECTION 2.03.  Issuance of Pass Through Certificates............  5
         SECTION 2.04.  Purchase of Equipment Certificates...............  5
         SECTION 2.05.  Representations and Warranties of the Company....  5
         SECTION 2.06.  Conditions Precedent.............................  6
         SECTION 2.07.  Acceptance of Appointment of Pass Through
                          Trustee........................................  6

                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
          CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR
                          AND THE CERTIFICATEHOLDERS

         SECTION 3.01.  Distribution Dates...............................  6
         SECTION 3.02.  Record Dates.....................................  7
         SECTION 3.03.  Certificate Account and Special Payments Account.  7
         SECTION 3.04.  Form of Pass Through Certificates................  7
         SECTION 3.05.  Indenture Documents..............................  7
         SECTION 3.06.  Appointment of Authenticating Agent; Paying
                          Agent and Registrar............................  7
         SECTION 3.07.  Predelivery Funding..............................  8
         SECTION 3.08.  ERISA............................................  9
         SECTION 3.09.  Registered Global Certificate....................  9

                                  ARTICLE IV

                                 MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart Form..................  9
         SECTION 4.02.  Reports by the Company...........................  9
         SECTION 4.03.  Modification and Ratification of Pass Through
                          Agreement...................................... 10
         SECTION 4.04.  Termination...................................... 10

EXHIBIT A      Form of Pass Through Certificate

SCHEDULE I     Equipment Certificates; Related Indenture Documents

                           SERIES SUPPLEMENT 1996-A1

               SERIES SUPPLEMENT 1996-A1, dated June 11, 1996 (this "Series Supplement"), between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Pass Through Trustee (the "Pass Through Trustee"), to the Pass Through Trust Agreement, dated as of February 1, 1993, as amended and restated as of October 1, 1995 (the "Pass Through Agreement"), between the Company and NationsBank, National Association (Carolinas) (formerly known as NationsBank of South Carolina, National Association), a national banking association.


                                   RECITALS

               WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

               WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the series of pass through certificates to be issued pursuant to such pass through trust, appointing an institution to act as Pass Through Trustee if different from the institution executing the Pass Through Agreement, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such series shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

               WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

               WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

               WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

               WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

               WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

               WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

               IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

               All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Series rather than to any Pass Through Trust or Series generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1996-A1, or the Federal Express Corporation 1996 Pass Through Certificates, Series A1, as the case may be, whether or not expressly so stated herein.

               "Aircraft" means one McDonnell Douglas MD-11F aircraft and two Airbus A300F4-605R aircraft, including the Engines (as such term is defined in the related Participation Agreement) relating thereto, leased or to be leased by the Owner Trustee to the Company pursuant to one of three separate Leases (or, in the case of the aircraft in respect of Federal Express Corporation Trust No. N669FE, to be purchased by the Company as provided, and under the circumstances specified, in Section 3.07 hereof) and, collectively, means all of the foregoing.

               "Authenticating Agent" has the meaning set forth in Section
3.06 hereof.

               "Certificate Account" means the Certificate Account specified in Section 3.03 hereof.

               "Certificateholders" means the Certificateholders of the Series of Pass Through Certificates designated in Section 2.01 hereof.

               "Collateral Account" means the Collateral Account established pursuant to the Indenture for Federal Express Corporation Trust No. N669FE into which the proceeds of sale of the related Equipment Trust Certificates will be deposited.

               "Cut-off Date for Pass Through Trust" is inapplicable.

               "Delivery Date" means, for any Equipment Certificates, the Refunding Date (as such term is defined in the related Participation Agreement) for such Equipment Certificates.

               "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

               "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

               "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

               "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

               "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

               "Paying Agent" means the Person specified as such in Section
3.06 hereof.

               "Record Date" means any Record Date specified in Section 3.02 hereof.

               "Registrar" means the Person specified as such in Section 3.06 hereof.

               "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

               "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

               "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.

               "Trust Property" means all money, instruments, including the Equipment Certificates that have been issued by the related Owner Trustee and delivered to and accepted by the Pass Through Trustee for the benefit of the Certificateholders, and other property held as the property of this Pass Through Trust, including all distributions thereon and proceeds thereof.

               "Underwriters" means the several Underwriters named in the Underwriting Agreement.

               "Underwriting Agreement" means the Underwriting Agreement dated June 5, 1996 among the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.

                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

                SECTION 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1996-A1 (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1996 Pass Through Certificates, Series A1 (herein sometimes called the "Series A1 Pass Through Certificates"). The Series A1 Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

               Except as provided in Sections 2.08, 2.09 and 2.11 of the Pass Through Agreement, the aggregate amount of Series A1 Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $165,317,000.

               SECTION 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its acceptance of any Series A1 Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement and this Series Supplement.

               The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee of this Pass Through Trust for the use and benefit of the Certificateholders.

               SECTION 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A1 Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the Series A1 Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

               SECTION 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with
Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

               SECTION 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may be).

               SECTION 2.06. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections
2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in
Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A1 Pass Through Certificates.

               SECTION 2.07. Acceptance of Appointment of Pass Through Trustee. State Street Bank and Trust Company represents and warrants that it is qualified to serve as Pass Through Trustee and satisfies the criteria specified in Section 10.02 of the Pass Through Agreement for eligibility as a Pass Through Trustee. State Street Bank and Trust Company hereby agrees to serve as Pass Through Trustee for the Pass Through Certificates and acknowledges its appointment as Pass Through Trustee in accordance with the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement upon the execution and delivery of this Series Supplement.

                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
          CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR
                          AND THE CERTIFICATEHOLDERS

               SECTION 3.01.  Distribution Dates.  The Regular
Distribution Dates are each January 30 and July 30, commencing on July 30, 1996. The Special Distribution Date for any month in which a Special Payment is to be distributed will be the thirtieth day of such month, except that the Special Distribution Date for any Special Payment received by the Pass Through Trustee in connection with a prepayment of any Equipment Certificate pursuant to Section 6.02(a)(i), 6.02(a)(v) or, in the case of the Indenture in respect of Federal Express Corporation Trust No. N669FE, 6.02(a)(vi) of the related Indenture will correspond to the date of the receipt of such Special Payment by the Pass Through Trustee. Notice of such Special Payment shall be mailed as soon as practicable after receipt by the Pass Through Trustee of the notice of such prepayment.

               SECTION 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are January 15 and July 15, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

               SECTION 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

               SECTION 3.04.  Form of Pass Through Certificates.  Subject to
Section 2.07 of the Pass Through Agreement, each of the Series A1 Pass Through Certificates will be substantially in the form of Exhibit A hereto. The Series A1 Pass Through Certificates will be issued pursuant to a book-entry system in the form of one Registered Global Certificate and subject to the conditions set forth in the Letter of Representations among the Company, the Pass Through Trustee and The Depository Trust Company.

               SECTION 3.05. Indenture Documents. The related Indenture Documents are listed in Schedule I hereto.

               SECTION 3.06. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

               (b) The Paying Agent, Registrar and Authenticating Agent for the Series A1 Pass Through Certificates initially shall be State Street Bank and Trust Company ("State Street Bank and Trust Company"), Two International Place, 4th Floor, Boston, Massachusetts 02110. State Street Bank and Trust Company hereby represents and warrants to the Company that it is qualified to serve as Paying Agent, Registrar and Authenticating Agent under the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement.

               SECTION 3.07.  Predelivery Funding.   During the period between
the date of issuance of Equipment Certificates by the Owner Trustee in respect of Federal Express Corporation Trust No. N669FE and the delivery date of the related Aircraft, such Equipment Certificates will not be secured by such Aircraft or the related Lease, but will be secured by the Collateral Account. Pursuant to the related Indenture, the Owner Trustee will deposit the proceeds from the sale of the related Equipment Certificates into the Collateral Account for the benefit of the related Indenture Trustee. Sums deposited in the Collateral Account will be invested in: (i) direct obligations of the United States of America or obligations fully guaranteed by the United States of America (b) commercial paper rated A-1/P-1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively or, if such ratings are unavailable, rated by any nationally recognized rating organization in the United States equal to the highest rating assigned by such rating organization; (c) overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers; and (d) overnight repurchase agreements with respect to the securities described in clause (a) above entered into with an office of a bank or trust company which is located in the United States of America of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500 million. The Company will pay to the Indenture Trustee on demand any losses on such investments. On the delivery date of such Aircraft, upon satisfaction or waiver of the conditions to the Indenture Trustee's release of amounts in the Collateral Account, the Indenture Trustee will release such amounts. Such amounts will be applied by the Indenture Trustee in accordance with the related Participation Agreement to pay a portion of the purchase price for such Aircraft on the delivery date thereof.

               The Company will pay to the Indenture Trustee on such delivery date the excess, if any, of the portion of the purchase price for such Aircraft required to be paid by the Indenture Trustee over the amounts released from the Collateral Account net of investment earnings (which will be paid to the Company). The Company is obligated to cause the proceeds of the Equipment Certificates to be utilized to acquire such Aircraft in all circumstances other than the failure of the manufacturer to deliver such Aircraft. Accordingly, if the related Owner Participant does not make available its portion of the purchase price on the delivery date of such Aircraft or the Company does not enter into the related Lease on or prior to September 30, 1996 for any reason other than the failure of the manufacturer to deliver such Aircraft, the Company will purchase such Aircraft and assume on a fully recourse basis all of the obligations of the Owner Trustee under the related Equipment Certificates pursuant to an indenture containing terms substantially identical to those contained in the Leases and Indentures in respect of Federal Express Corporation Trust No. N582FE and Federal Express Corporation Trust No. N668FE. In such case, the Indenture Trustee will release the amounts in the Collateral Account to the Company to pay a portion of the purchase price for such Aircraft.

               SECTION 3.08. ERISA. Any Person who is, or who in acquiring a Pass Through Certificate is or may be using the assets of, an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, may acquire or hold any of the Pass Through Certificates, if such Person determines either that an administrative or a statutory exemption from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code is applicable to its purchase and holding of a Pass Through Certificate or that its purchase and holding of a Pass Through Certificate will not result in a prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

               SECTION 3.09. Registered Global Certificate. The Series A1 Pass Through Certificates are to be issued in whole in the form of a Registered Global Certificate, and Section 2.12 of the Pass Through Agreement shall, accordingly, be applicable. The Depository for the Registered Global Certificate and the Letter of Representations is The Depository Trust Company.

                                  ARTICLE IV

                                 MISCELLANEOUS

               SECTION 4.01. Governing Law; Counterpart Form. AS PROVIDED IN SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH SERIES A1 PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

               This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               SECTION 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

               SECTION 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

               SECTION 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

               IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                                 FEDERAL EXPRESS CORPORATION



                                 By: _________________________________________
                                       Name:  Robert D. Henning
                                       Title: Assistant Treasurer and Managing
                                              Director - Structured Finance



                                 STATE STREET BANK AND TRUST COMPANY,
                                 as Pass Through Trustee



                                 By: _________________________________________
                                       Name:
                                       Title:





                                                                    Exhibit A
                                                                           to
                                                            Series Supplement

                       FORM OF PASS THROUGH CERTIFICATE

            THIS IS A REGISTERED GLOBAL CERTIFICATE REFERRED TO IN
               SECTION 2.12 OF THE PASS THROUGH TRUST AGREEMENT.

        Unless this pass through certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Pass Through Trustee or its agent for registration or transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1996-A1

                   1996 Pass Through Certificate, Series A1

                              CUSIP 31331F-AQ4

               Final Regular Distribution Date: January 30, 2015

         evidencing a fractional undivided interest in a pass through trust, the property of which includes certain Equipment Certificates.

Certificate No. _______

          Applicable interest rate on Equipment Certificates held in
                     Pass Through Trust, 1996-A1:  7.85%.

$___________ Fractional Undivided Interest representing _______ of the Pass Through Trust per $1,000 face amount.

               THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1996-A1 (the "Pass Through Trust") created and declared by State Street Bank and Trust Company, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of February 1, 1993, as amended and restated as of October 1, 1995 (the "Pass Through Agreement"), as supplemented by Series Supplement 1996-A1 thereto dated June 11, 1996 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.

               This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1996 Pass Through Certificates, Series A1." This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement and the Series Supplement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.
The property of the Pass Through Trust (the "Trust Property") includes certain Equipment Certificates (the "Equipment Certificates"). Each series of Equipment Certificates is secured by a security interest in (A) an aircraft leased to or owned by the Company and, in the case of a leased aircraft, an assignment of the rights of the Related Owner Trustee with respect to such aircraft, including the right to receive rent and other amounts payable under the related Lease or Indenture with respect to such aircraft or (B) a collateral account holding securities purchased with the proceeds of the sale of such series of Equipment Certificates. The Certificateholders have no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other series of Pass Through Certificates issued pursuant thereto.

               Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, from funds then available to the Pass Through Trustee, there will be distributed on each January 30 and July 30 (a "Regular Distribution Date"), commencing on July 30, 1996, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

               If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be the thirtieth day of the month determined as provided in the Pass Through Agreement and the Series Supplement, except in certain circumstances, in which case it will be the date of receipt of proceeds by the Pass Through Trustee as provided in the Series Supplement. The Pass Through Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Pass Through Certificate.

               Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

               Any Person who is, or who in acquiring this Pass Through Certificate is or may be using the assets of, an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, may acquire or hold any of the Pass Through Certificates, if such Person determines either that an administrative or a statutory exemption from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code is applicable to its purchase and holding of this Pass Through Certificate or that its purchase and holding of this Pass Through Certificate will not result in a prohibited transaction under Section 406 of ERISA and
Section 4975 of the Code.

               This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.

               IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                           FEDERAL EXPRESS CORPORATION
                           PASS THROUGH TRUST, 1996-A1


                           By:   STATE STREET BANK AND TRUST COMPANY
                                 as Pass Through Trustee


                                 By:   ________________________________
                                       Authorized Signatory





      [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

      Dated:

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                     STATE STREET BANK AND TRUST COMPANY
                     as Pass Through Trustee


                     By:   ________________________________
                           Authorized Signatory




                     [Reverse of Pass Through Certificate]


         The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement and the Series Supplement. All payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement and the Series Supplement.

          In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement. This Pass Through Certificate does not purport to summarize the Pass Through Agreement and the Series Supplement and reference is made to the Pass Through Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

         As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment or default in respect of payment on the Equipment Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:


                  Pass Through Trust, 1996-A1

                                  Scheduled
                                  Principal
                                 Payments on
         Regular               Equipment Trust
    Distribution Dates          Certificates         Pool Factor
    ------------------         ---------------        ----------

      July 30, 1996           $               0        1.0000000
     January 30, 1997                   662,576        0.9959921
      July 30, 1997                   2,094,992        0.9833195
     January 30, 1998                 1,014,928        0.9771802
      July 30, 1998                   2,727,584        0.9606811
     January 30, 1999                 1,033,746        0.9544280
      July 30, 1999                   3,003,292        0.9362611
     January 30, 2000                 1,059,938        0.9298496
      July 30, 2000                   3,367,562        0.9094793
     January 30, 2001                 6,213,353        0.8718948
      July 30, 2001                           0        0.8718948
     January 30, 2002                 6,719,920        0.8312461
      July 30, 2002                           0        0.8312461
     January 30, 2003                 8,096,245        0.7822720
      July 30, 2003                     894,906        0.7768588
     January 30, 2004                 6,422,412        0.7380097
      July 30, 2004                           0        0.7380097
     January 30, 2005                 3,731,064        0.7154405
      July 30, 2005                           0        0.7154405
     January 30, 2006                 5,583,340        0.6816670
      July 30, 2006                           0        0.6816670
     January 30, 2007                 7,582,919        0.6357980
      July 30, 2007                           0        0.6357980
     January 30, 2008                 8,742,118        0.5829171
      July 30, 2008                           0        0.5829171
     January 30, 2009                10,868,614        0.5171730
      July 30, 2009                           0        0.5171730
     January 30, 2010                13,653,775        0.4345815
      July 30, 2010                           0        0.4345815
     January 30, 2011                13,844,458        0.3508366
      July 30, 2011                           0        0.3508366
     January 30, 2012                16,645,205        0.2501500
      July 30, 2012                           0        0.2501500
     January 30, 2013                18,005,235        0.1412366
      July 30, 2013                           0        0.1412366
     January 30, 2014                19,676,927        0.0222112
      July 30, 2014                           0        0.0222112
     January 30, 2015                 3,671,891        0.0000000


         The Pass Through Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 fractional undivided interests and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.


                                                                   Schedule I
                                                                           to
                                                            Series Supplement

                          Federal Express Corporation
                          Pass Through Trust, 1996-A1

                            Equipment Certificates;
                          Related Indenture Documents


1. Equipment Trust Certificates (Federal Express Corporation Trust No.
   N582FE):

   Interest Rate:    7.85%
   Maturity:         January 30, 2015
   Principal Amount: $61,948,000.00

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N582FE) dated as of April 1, 1996, amended and restated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N582FE) dated April 22, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N582FE) dated as of April 1, 1996, amended and restated as of June 1, 1996, among Federal Express Corporation, as Lessee, Boatmen's Equipment Finance, Inc., as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, State Street Bank and Trust Company, as Indenture Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Morgan Guaranty Trust Company of New York, Bank of America NT & SA, The Chase Manhattan Bank (National Association), Commerzbank AG, Atlanta Agency and NationsBank, N.A. (South), as Original Loan Participants;

   Trust Agreement (Federal Express Corporation Trust No. N582FE) dated as of April 1, 1996, amended and restated as of June 1, 1996, between Boatmen's Equipment Finance, Inc., as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee;

   Lease Agreement (Federal Express Corporation Trust No. N582FE) dated as of April 1, 1996, amended and restated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N582FE) dated April 22, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N582FE) dated April 22, 1996, as amended and restated as of June 11, 1996, by The Boatmen's National Bank of St. Louis, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


2. Equipment Trust Certificates (Federal Express Corporation Trust No.
   N668FE):

   Interest Rate:    7.85%
   Maturity:         January 30, 2015
   Principal Amount: $50,511,000.00

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N668FE) dated as of May 15, 1996, amended and restated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N668FE) dated May 24, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N668FE) dated as of May 1, 1996, amended and restated as of June 1, 1996, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, State Street Bank and Trust Company, as Indenture Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Morgan Guaranty Trust Company of New York, Bank of America NT & SA, The Chase Manhattan Bank (National Association), Commerzbank AG, Atlanta Agency and NationsBank, N.A. (South), as Original Loan Participants;

   Trust Agreement (Federal Express Corporation Trust No. N668FE) dated as of May 1, 1996, amended and restated as of June 1, 1996, between PMCC Leasing Corporation, as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee;

   Lease Agreement (Federal Express Corporation Trust No. N668FE) dated as of May 15, 1996, amended and restated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N668FE) dated May 24, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


3. Equipment Trust Certificates (Federal Express Corporation Trust No.
   N669FE):

   Interest Rate:    7.85%
   Maturity:         January 30, 2015
   Principal Amount: $52,858,000.00

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N669FE) dated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N669FE) dated as of June 1, 1996, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, State Street Bank and Trust Company, as Indenture Trustee and State Street Bank and Trust Company, as Pass Through Trustee;

   Trust Agreement (Federal Express Corporation Trust No. N669FE) dated as of June 1, 1996, between PMCC Leasing Corporation, as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee; and

   Lease Agreement (Federal Express Corporation Trust No. N669FE) dated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

_____________________________________________________________________________

                           SERIES SUPPLEMENT 1996-A2

                              Dated June 11, 1996


                                    Between

                      STATE STREET BANK AND TRUST COMPANY
                            as Pass Through Trustee,

                                      and

                          FEDERAL EXPRESS CORPORATION

                                      to

                         PASS THROUGH TRUST AGREEMENT
                         Dated as of February 1, 1993
                 As Amended and Restated as of October 1, 1995


                                  $24,607,000

                          Federal Express Corporation
                          Pass Through Trust, 1996-A2

                          Federal Express Corporation
                        1996 Pass Through Certificates,
                                   Series A2

_____________________________________________________________________________


                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----

RECITALS.............................................................     1

                                   ARTICLE I

                              CERTAIN DEFINITIONS

                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

         SECTION 2.01.  Designations; Aggregate Amount...................  4
         SECTION 2.02.  Declaration of Trust; Authorization..............  5
         SECTION 2.03.  Issuance of Pass Through Certificates............  5
         SECTION 2.04.  Purchase of Equipment Certificates...............  5
         SECTION 2.05.  Representations and Warranties of the Company....  5
         SECTION 2.06.  Conditions Precedent.............................  6
         SECTION 2.07.  Acceptance of Appointment of Pass Through
                          Trustee........................................  6

                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
          CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR
                          AND THE CERTIFICATEHOLDERS

         SECTION 3.01.  Distribution Dates...............................  6
         SECTION 3.02.  Record Dates.....................................  7
         SECTION 3.03.  Certificate Account and Special Payments Account.  7
         SECTION 3.04.  Form of Pass Through Certificates................  7
         SECTION 3.05.  Indenture Documents..............................  7
         SECTION 3.06.  Appointment of Authenticating Agent; Paying
                          Agent and Registrar...........................   7
         SECTION 3.07.  Predelivery Funding..............................  8
         SECTION 3.08.  ERISA............................................  9
         SECTION 3.09.  Registered Global Certificate....................  9

                                  ARTICLE IV

                                 MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart Form..................  9
         SECTION 4.02.  Reports by the Company...........................  9
         SECTION 4.03.  Modification and Ratification of Pass Through
                          Agreement..,,,,................................ 10
         SECTION 4.04.  Termination...................................... 10

EXHIBIT A      Form of Pass Through Certificate

SCHEDULE I     Equipment Certificates; Related Indenture Documents

                           SERIES SUPPLEMENT 1996-A2

               SERIES SUPPLEMENT 1996-A2, dated June 11, 1996 (this "Series Supplement"), between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Pass Through Trustee (the "Pass Through Trustee"), to the Pass Through Trust Agreement, dated as of February 1, 1993, as amended and restated as of October 1, 1995 (the "Pass Through Agreement"), between the Company and NationsBank, National Association (Carolinas) (formerly known as NationsBank of South Carolina, National Association), a national banking association.


                                   RECITALS


               WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

               WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the series of pass through certificates to be issued pursuant to such pass through trust, appointing an institution to act as Pass Through Trustee if different from the institution executing the Pass Through Agreement, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such series shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

               WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

               WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

               WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

               WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

               WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

               WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

               IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

               All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Series rather than to any Pass Through Trust or Series generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1996-A2, or the Federal Express Corporation 1996 Pass Through Certificates, Series A2, as the case may be, whether or not expressly so stated herein.

               "Aircraft" means one McDonnell Douglas MD-11F aircraft and two Airbus A300F4-605R aircraft, including the Engines (as such term is defined in the related Participation Agreement) relating thereto, leased or to be leased by the Owner Trustee to the Company pursuant to one of three separate Leases (or, in the case of the aircraft in respect of Federal Express Corporation Trust No. N669FE, to be purchased by the Company as provided, and under the circumstances specified, in Section 3.07 hereof) and, collectively, means all of the foregoing.

               "Authenticating Agent" has the meaning set forth in Section
3.06 hereof.

               "Certificate Account" means the Certificate Account specified in Section 3.03 hereof.

               "Certificateholders" means the Certificateholders of the Series of Pass Through Certificates designated in Section 2.01 hereof.

               "Collateral Account" means the Collateral Account established pursuant to the Indenture for Federal Express Corporation Trust No. N669FE into which the proceeds of sale of the related Equipment Trust Certificates will be deposited.

               "Cut-off Date for Pass Through Trust" is inapplicable.

               "Delivery Date" means, for any Equipment Certificates, the Refunding Date (as such term is defined in the related Participation Agreement) for such Equipment Certificates.

               "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

               "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

               "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

               "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

               "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

               "Paying Agent" means the Person specified as such in Section
3.06 hereof.

               "Record Date" means any Record Date specified in Section 3.02 hereof.

               "Registrar" means the Person specified as such in Section 3.06 hereof.

               "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

               "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

               "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.

               "Trust Property" means all money, instruments, including the Equipment Certificates that have been issued by the related Owner Trustee and delivered to and accepted by the Pass Through Trustee for the benefit of the Certificateholders, and other property held as the property of this Pass Through Trust, including all distributions thereon and proceeds thereof.

               "Underwriters" means the several Underwriters named in the Underwriting Agreement.

               "Underwriting Agreement" means the Underwriting Agreement dated June 5, 1996 among the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.

                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

                   SECTION 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1996-A2 (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1996 Pass Through Certificates, Series A2 (herein sometimes called the "Series A2 Pass Through Certificates"). The Series A2 Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

               Except as provided in Sections 2.08, 2.09 and 2.11 of the Pass Through Agreement, the aggregate amount of Series A2 Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $24,607,000.

               SECTION 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its acceptance of any Series A2 Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement and this Series Supplement.

               The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee of this Pass Through Trust for the use and benefit of the Certificateholders.

               SECTION 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A2 Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the Series A2 Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

               SECTION 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with
Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

               SECTION 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may be).

               SECTION 2.06. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections
2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in
Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A2 Pass Through Certificates.

               SECTION 2.07. Acceptance of Appointment of Pass Through Trustee. State Street Bank and Trust Company represents and warrants that it is qualified to serve as Pass Through Trustee and satisfies the criteria specified in Section 10.02 of the Pass Through Agreement for eligibility as a Pass Through Trustee. State Street Bank and Trust Company hereby agrees to serve as Pass Through Trustee for the Pass Through Certificates and acknowledges its appointment as Pass Through Trustee in accordance with the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement upon the execution and delivery of this Series Supplement.

                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
          CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR
                          AND THE CERTIFICATEHOLDERS

                SECTION 3.01. Distribution Dates. The Regular Distribution Dates are each January 30 and July 30, commencing on July 30, 1996. The Special Distribution Date for any month in which a Special Payment is to be distributed will be the thirtieth day of such month, except that the Special Distribution Date for any Special Payment received by the Pass Through Trustee in connection with a prepayment of any Equipment Certificate pursuant to Section 6.02(a)(i), 6.02(a)(v) or, in the case of the Indenture in respect of Federal Express Corporation Trust No. N669FE, 6.02(a)(vi) of the related Indenture will correspond to the date of the receipt of such Special Payment by the Pass Through Trustee. Notice of such Special Payment shall be mailed as soon as practicable after receipt by the Pass Through Trustee of the notice of such prepayment.

               SECTION 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are January 15 and July 15, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

               SECTION 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

               SECTION 3.04.  Form of Pass Through Certificates.  Subject to
Section 2.07 of the Pass Through Agreement, each of the Series A2 Pass Through Certificates will be substantially in the form of Exhibit A hereto. The Series A2 Pass Through Certificates will be issued pursuant to a book-entry system in the form of one Registered Global Certificate and subject to the conditions set forth in the Letter of Representations among the Company, the Pass Through Trustee and The Depository Trust Company.

               SECTION 3.05. Indenture Documents. The related Indenture Documents are listed in Schedule I hereto.

               SECTION 3.06. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

               (b) The Paying Agent, Registrar and Authenticating Agent for the Series A2 Pass Through Certificates initially shall be State Street Bank and Trust Company ("State Street Bank and Trust Company"), Two International Place, 4th Floor, Boston, Massachusetts 02110. State Street Bank and Trust Company hereby represents and warrants to the Company that it is qualified to serve as Paying Agent, Registrar and Authenticating Agent under the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement.

               SECTION 3.07.  Predelivery Funding.   During the period between
the date of issuance of Equipment Certificates by the Owner Trustee in respect of Federal Express Corporation Trust No. N669FE and the delivery date of the related Aircraft, such Equipment Certificates will not be secured by such Aircraft or the related Lease, but will be secured by the Collateral Account. Pursuant to the related Indenture, the Owner Trustee will deposit the proceeds from the sale of the related Equipment Certificates into the Collateral Account for the benefit of the related Indenture Trustee. Sums deposited in the Collateral Account will be invested in: (i) direct obligations of the United States of America or obligations fully guaranteed by the United States of America (b) commercial paper rated A-1/P-1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively or, if such ratings are unavailable, rated by any nationally recognized rating organization in the United States equal to the highest rating assigned by such rating organization; (c) overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers; and (d) overnight repurchase agreements with respect to the securities described in clause (a) above entered into with an office of a bank or trust company which is located in the United States of America of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500 million.
The Company will pay to the Indenture Trustee on demand any losses on such investments. On the delivery date of such Aircraft, upon satisfaction or waiver of the conditions to the Indenture Trustee's release of amounts in the Collateral Account, the Indenture Trustee will release such amounts.
Such amounts will be applied by the Indenture Trustee in accordance with the related Participation Agreement to pay a portion of the purchase price for such Aircraft on the delivery date thereof.

               The Company will pay to the Indenture Trustee on such delivery date the excess, if any, of the portion of the purchase price for such Aircraft required to be paid by the Indenture Trustee over the amounts released from the Collateral Account net of investment earnings (which will be paid to the Company). The Company is obligated to cause the proceeds of the Equipment Certificates to be utilized to acquire such Aircraft in all circumstances other than the failure of the manufacturer to deliver such Aircraft. Accordingly, if the related Owner Participant does not make available its portion of the purchase price on the delivery date of such Aircraft or the Company does not enter into the related Lease on or prior to September 30, 1996 for any reason other than the failure of the manufacturer to deliver such Aircraft, the Company will purchase such Aircraft and assume on a fully recourse basis all of the obligations of the Owner Trustee under the related Equipment Certificates pursuant to an indenture containing terms substantially identical to those contained in the Leases and Indentures in respect of Federal Express Corporation Trust No. N582FE and Federal Express Corporation Trust No. N668FE. In such case, the Indenture Trustee will release the amounts in the Collateral Account to the Company to pay a portion of the purchase price for such Aircraft.

               SECTION 3.08. ERISA. Any Person who is, or who in acquiring a Pass Through Certificate is or may be using the assets of, an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, may acquire or hold any of the Pass Through Certificates, if such Person determines either that an administrative or a statutory exemption from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code is applicable to its purchase and holding of a Pass Through Certificate or that its purchase and holding of a Pass Through Certificate will not result in a prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

               SECTION 3.09. Registered Global Certificate. The Series A2 Pass Through Certificates are to be issued in whole in the form of a Registered Global Certificate, and Section 2.12 of the Pass Through Agreement shall, accordingly, be applicable. The Depository for the Registered Global Certificate and the Letter of Representations is The Depository Trust Company.

                                  ARTICLE IV

                                 MISCELLANEOUS

               SECTION 4.01. Governing Law; Counterpart Form. AS PROVIDED IN SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH SERIES A2 PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

               This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               SECTION 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

               SECTION 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

               SECTION 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

               IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                                 FEDERAL EXPRESS CORPORATION



                                 By: _________________________________________
                                       Name: Robert D. Henning
                                       Title:Assistant Treasurer and Managing
                                             Director - Structured Finance



                                 STATE STREET BANK AND TRUST COMPANY,
                                 as Pass Through Trustee



                                 By: _________________________________________
                                       Name:
                                       Title:





                                                                     Exhibit A
                                                                            to
                                                             Series Supplement

                       FORM OF PASS THROUGH CERTIFICATE

            THIS IS A REGISTERED GLOBAL CERTIFICATE REFERRED TO IN
               SECTION 2.12 OF THE PASS THROUGH TRUST AGREEMENT.

                   Unless this pass through certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Pass Through Trustee or its agent for registration or transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1996-A2

                   1996 Pass Through Certificate, Series A2

                              CUSIP 31331F-AR2

               Final Regular Distribution Date: January 30, 2018

         evidencing a fractional undivided interest in a pass through trust, the property of which includes certain Equipment Certificates.

Certificate No. _______

          Applicable interest rate on Equipment Certificates held in
                     Pass Through Trust, 1996-A2:  8.17%.

  $___________ Fractional Undivided Interest representing _______ of the Pass Through Trust per $1,000 face amount.

               THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1996-A2 (the "Pass Through Trust") created and declared by State Street Bank and Trust Company, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of February 1, 1993, as amended and restated as of October 1, 1995 (the "Pass Through Agreement"), as supplemented by Series Supplement 1996-A2 thereto dated June 11, 1996 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.

               This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1996 Pass Through Certificates, Series A2." This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement and the Series Supplement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.
The property of the Pass Through Trust (the "Trust Property") includes certain Equipment Certificates (the "Equipment Certificates"). Each series of Equipment Certificates is secured by a security interest in (A) an aircraft leased to or owned by the Company and, in the case of a leased aircraft, an assignment of the rights of the Related Owner Trustee with respect to such aircraft, including the right to receive rent and other amounts payable under the related Lease or Indenture with respect to such aircraft or (B) a collateral account holding securities purchased with the proceeds of the sale of such series of Equipment Certificates. The Certificateholders have no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other series of Pass Through Certificates issued pursuant thereto.

               Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, from funds then available to the Pass Through Trustee, there will be distributed on each January 30 and July 30 (a "Regular Distribution Date"), commencing on July 30, 1996, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

               If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be the thirtieth day of the month determined as provided in the Pass Through Agreement and the Series Supplement, except in certain circumstances, in which case it will be the date of receipt of proceeds by the Pass Through Trustee as provided in the Series Supplement. The Pass Through Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Pass Through Certificate.

               Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

               Any Person who is, or who in acquiring this Pass Through Certificate is or may be using the assets of, an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, may acquire or hold any of the Pass Through Certificates, if such Person determines either that an administrative or a statutory exemption from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code is applicable to its purchase and holding of this Pass Through Certificate or that its purchase and holding of this Pass Through Certificate will not result in a prohibited transaction under Section 406 of ERISA and
Section 4975 of the Code.

               This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.

               IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                           FEDERAL EXPRESS CORPORATION
                           PASS THROUGH TRUST, 1996-A2


                           By:   STATE STREET BANK AND TRUST COMPANY
                                 as Pass Through Trustee


                                 By:   ________________________________
                                       Authorized Signatory





      [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                     STATE STREET BANK AND TRUST COMPANY
                     as Pass Through Trustee


                     By:   ________________________________
                           Authorized Signatory




                     [Reverse of Pass Through Certificate]


         The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement and the Series Supplement. All payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement and the Series Supplement.

          In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement. This Pass Through Certificate does not purport to summarize the Pass Through Agreement and the Series Supplement and reference is made to the Pass Through Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

         As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment or default in respect of payment on the Equipment Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:


                     Pass Through Trust, 1996-A2


                                  Scheduled
                                  Principal
                                 Payments on
         Regular               Equipment Trust
    Distribution Dates          Certificates        Pool Factor
- --------------------------    -----------------    -------------

      July 30, 2014             $          0         1.0000000
     January 30, 2015                887,132         0.9639480
      July 30, 2015                        0         0.9639480
     January 30, 2016              2,869,522         0.8473339
      July 30, 2016                        0         0.8473339
     January 30, 2017             12,216,561         0.3508670
      July 30, 2017                        0         0.3508670
     January 30, 2018              8,633,785         0.0000000

         The Pass Through Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 fractional undivided interests and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.


                                                                    Schedule I
                                                                            to
                                                             Series Supplement

                          Federal Express Corporation
                          Pass Through Trust, 1996-A2

                            Equipment Certificates;
                          Related Indenture Documents


1. Equipment Trust Certificates (Federal Express Corporation Trust No.
   N582FE):

   Interest Rate:    8.17%
   Maturity:         January 30, 2016
   Principal Amount: $3,252,000.00

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N582FE) dated as of April 1, 1996, amended and restated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N582FE) dated April 22, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N582FE) dated as of April 1, 1996, amended and restated as of June 1, 1996, among Federal Express Corporation, as Lessee, Boatmen's Equipment Finance, Inc., as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, State Street Bank and Trust Company, as Indenture Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Morgan Guaranty Trust Company of New York, Bank of America NT & SA, The Chase Manhattan Bank (National Association), Commerzbank AG, Atlanta Agency and NationsBank, N.A. (South), as Original Loan Participants;

   Trust Agreement (Federal Express Corporation Trust No. N582FE) dated as of April 1, 1996, amended and restated as of June 1, 1996, between Boatmen's Equipment Finance, Inc., as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee;

   Lease Agreement (Federal Express Corporation Trust No. N582FE) dated as of April 1, 1996, amended and restated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N582FE) dated April 22, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N582FE) dated April 22, 1996, as amended and restated as of June 11, 1996, by The Boatmen's National Bank of St. Louis, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


2. Equipment Trust Certificates (Federal Express Corporation Trust No.
   N668FE):

   Interest Rate:    8.17%
   Maturity:         January 30, 2018
   Principal Amount: $12,142,000.00

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N668FE) dated as of May 15, 1996, amended and restated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N668FE) dated May 24, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N668FE) dated as of May 1, 1996, amended and restated as of June 1, 1996, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, State Street Bank and Trust Company, as Indenture Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Morgan Guaranty Trust Company of New York, Bank of America NT & SA, The Chase Manhattan Bank (National Association), Commerzbank AG, Atlanta Agency and NationsBank, N.A. (South), as Original Loan Participants;

   Trust Agreement (Federal Express Corporation Trust No. N668FE) dated as of May 1, 1996, amended and restated as of June 1, 1996, between PMCC Leasing Corporation, as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee;

   Lease Agreement (Federal Express Corporation Trust No. N668FE) dated as of May 15, 1996, amended and restated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N668FE) dated May 24, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


3. Equipment Trust Certificates (Federal Express Corporation Trust No.
   N669FE):

   Interest Rate:    8.17%
   Maturity:         January 30, 2018
   Principal Amount: $9,213,000.00

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N669FE) dated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N669FE) dated as of June 1, 1996, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, First Security Bank of Utah, National Association, as Owner Trustee, State Street Bank and Trust Company, as Indenture Trustee and State Street Bank and Trust Company, as Pass Through Trustee;

   Trust Agreement (Federal Express Corporation Trust No. N669FE) dated as of June 1, 1996, between PMCC Leasing Corporation, as Owner Participant and First Security Bank of Utah, National Association, as Owner Trustee; and

   Lease Agreement (Federal Express Corporation Trust No. N669FE) dated as of June 1, 1996, between First Security Bank of Utah, National Association, as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.